Exhibit 99.2

Reconciliation between originally filed
and revised filings of the investor reports for Banc One Auto Grantor Trust 1996-B

                                                 ----------------------------------------------------------------------
                                                         REVISED                 ORIGINAL
                                                         JUNE 97                 JUNE 97                VARIANCE
                                                 ----------------------------------------------------------------------
                  COLLECTIONS
                  -----------
INTEREST PAYMENTS RECEIVED                             1,642,801.59            1,637,552.01             5,249.58     (3)
LIQUIDATION PROCEEDS - INTEREST              (2)               0.00                    0.00                 0.00
RECOVERIES FROM PRIOR MONTHS                 (2)         197,073.95              169,276.99            27,796.96     (4)
                                                      -------------              ----------            ---------
TOTAL INTEREST RECEIVED                                1,839,875.54            1,806,829.00            33,046.54

PRINCIPAL PAYMENTS RECEIVED                            9,144,648.14            9,161,318.36           (16,670.22)    (3)
REPURCHASED LOAN PROCEEDS                                                                                   0.00
LIQUIDATION PROCEEDS - PRINCIPAL                          79,424.78               22,508.28            56,916.50     (4)
                                                          ---------               ---------            ---------
TOTAL PRINCIPAL RECEIVED                               9,224,072.92            9,183,826.64            40,246.28

TOTAL COLLECTIONS                                     11,063,948.46           10,990,655.64            73,292.82

             DISTRIBUTABLE AMOUNTS           (1)
             ---------------------
SERVICING FEE AT 1.00%                                   137,718.52              138,807.43            (1,088.91)
CLASS A COUPON INTEREST AT 6.55%                         865,973.30              872,820.33            (6,847.03)
CLASS B COUPON INTEREST AT 6.70%                          36,909.36               37,201.19              (291.83)
                                                          ---------               ---------             --------
TOTAL COUPON INTEREST                                    902,882.66              910,021.52            (7,138.86)
COUPON INTEREST AND SERVICING                          1,040,601.18            1,048,828.95            (8,227.77)


TOTAL PRINCIPAL RECEIVED                               9,224,072.92            9,183,826.64            40,246.28
REALIZED LOSS (GROSS-LIQUIDATION)                        443,279.16              496,309.77           (53,030.61)    (4)
                                                         ----------              ----------          -----------
TOTAL PRINCIPAL                                        9,667,352.08            9,680,136.41           (12,784.33)
TOTAL COUPON INTEREST                                    902,882.66              910,021.52            (7,138.86)
TOTAL SERVICING FEE                                      137,718.52              138,807.43            (1,088.91)
                                                         ----------              ----------           ----------
INTEREST, PRINCIPAL & SERVICE FEE                     10,707,953.26           10,728,965.36           (21,012.10)

                  RESERVE FUND
                  ------------
INTEREST COLLECTED                                     1,839,875.54            1,806,829.00            33,046.54
COUPON INTEREST                                         (902,882.66)            (910,021.52)            7,138.86
SERVICING FEE                                           (137,718.52)            (138,807.43)            1,088.91
REALIZED LOSS (GROSS-LIQUIDATION)                       (443,279.16)            (496,309.77)           53,030.61
                                                       ------------            ------------            ---------
EXCESS CASH TO RESERVE FUND                              355,995.20              261,690.28            94,304.92
RESERVE FUND BEGINNING BALANCE                         5,371,022.36            5,413,489.69           (42,467.33)
RESERVE ACCOUNT RELEASE TO SELLER                        670,184.15              576,294.72            93,889.43
                                                         ----------              ----------            ---------
RESERVE FUND ENDING BALANCE                  (1)       5,056,833.41            5,098,885.25           (42,051.84)

                WIRE TO TRUSTEE
                ---------------
TOTAL COLLECTIONS                                     11,063,948.46           10,990,655.64            73,292.82
SERVICING FEE                                           (137,718.52)            (138,807.43)            1,088.91
                                                       ------------            ------------             --------
OVER/(UNDER) WIRED                                    10,926,229.94           10,851,848.21           (74,381.73)
                                                      =============           =============          ===========

            OTHER REPORTED BALANCES
            -----------------------
RESERVE FUND INVESTMENT INCOME               (5)          23,380.84               23,385.15               (4.31)
                                                          =========               =========               ======


FOOTNOTES:
----------

(1) Monthly variances due to the differences with outstanding receivable balances.

(2) Interest collections on liquidation proceeds and recoveries were not previously reported.

(3) Principal and interest payments on loans erroneously transferred out of the securitized pool.

(4) Recoveries/liquidation proceeds inappropriately excluded from original report plus an additional charge-off of $3,886 in June 1997 of a loan transferred out of the pool.

(5) Investment income reported as actual amounts earned, no adjustments were made for the incorrect reserve fund balance.